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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _____________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): DECEMBER 14, 2004


                        GENERAL NUTRITION CENTERS, INC.
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                    333-114502            72-1575168
  (State or other jurisdiction         (Commission         (I.R.S. Employer
        of incorporation)              File Number)       Identification No.)


                300 SIXTH AVENUE, PITTSBURGH, PENNSYLVANIA 15222
              (Address of principal executive offices) (Zip Code)

                                 (412) 288-4600
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425
     under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12
     under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.
---------         -------------------------------------------

         On December 14, 2004, General Nutrition Centers, Inc. ("Centers") entered into the First Amendment to Credit Agreement ("Amendment"), among GNC Corporation ("GNC"), the several banks and other financial institutions or entities from time to time party to the Credit Agreement referred to below ("Lenders") and Lehman Commercial Paper Inc., as administrative agent for the Lenders ("Administrative Agent"), to amend its Credit Agreement, dated as of December 5, 2003, among GNC, the Lenders, the Administrative Agent and Lehman Brothers Inc. and J.P. Morgan Securities Inc., as Arrangers.

         This Amendment modifies certain of the restrictive covenants contained in Centers' senior credit facility. The effectiveness of this Amendment is subject to certain conditions, including the prepayment on or prior to January 31, 2005 of at least $185,000,000 of Centers' outstanding term loan debt. A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01         Financial Statements and Exhibits.
---------         ----------------------------------

(c) Exhibits.

         10.1 First Amendment to Credit Agreement, dated as of December 14, 2004, among General Nutrition Centers, Inc., GNC Corporation, the several banks and other financial institutions or entities from time to time party to the Credit Agreement referred to therein and Lehman Commercial Paper Inc.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 15, 2004

                                       GENERAL NUTRITION CENTERS, INC.



                                       By: /s/ David R. Heilman
                                           --------------------------------
                                           Name:  David R. Heilman
                                           Title: Executive Vice President,
                                                  Chief Administrative Officer


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                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

10.1 First Amendment to Credit Agreement, dated as of December 14, 2004, among General Nutrition Centers, Inc., GNC Corporation, the several banks and other financial institutions or entities from time to time party to the Credit Agreement referred to therein and Lehman Commercial Paper Inc.